EXHIBIT 10.I


                                 AMENDMENT NO. 3 TO

                             KENTUCKY UTILITIES COMPANY

                          ANNUAL PERFORMANCE INCENTIVE PLAN



                    The  Kentucky  Utilities  Company   Annual  Performance

          Incentive Plan, (the "Plan"), is hereby amended, effective  as of

          January 1, 1994, in the following respects:

                    1.  By renumbering Section  7.3 and Section 7.4  of the

          Plan as Section 7.4 and  Section 7.5, respectively, and by adding a new Section 7.3 after Section 7.2 as follows:

                "7.3  Safety Criterion

                A measure,  determined by commonly  accepted practices
                or   procedures,  that  reflects   the  number  and/or
                severity of occupational injuries and illnesses."


                IN WITNESS  WHEREOF, Kentucky Utilities Company  has caused this  instrument to be executed in  its name by its President and its  Corporate  Seal to  be  hereunto  affixed, attested  by  its

          Secretary, as of the 13th day of December, 1993.




                                          KENTUCKY UTILITIES COMPANY



                                          By: /s/ John T. Newton
          [CORPORATE SEAL]                    Chairman and President

          ATTEST:


          /s/ George S. Brooks II
                Secretary

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